                         Notice of Guaranteed Delivery

                       To Tender Shares of Common Stock

                                      of

                              Hello Direct, Inc.

                       Pursuant to the Offer to Purchase

                            dated October 11, 2000

                                      of

                          GN Acquisition Corporation

                    an indirect wholly owned subsidiary of

                             GN Great Nordic Ltd.

  This form, or a form substantially equivalent to this form, must be used to accept the Offer (as defined below) if the shares of Common Stock of Hello Direct, Inc. and all other documents required by the Letter of Transmittal cannot be delivered to the Depositary by the expiration of the Offer. Such form may be delivered by hand, facsimile transmission, telex or mail to the Depositary. See Section 3 of the Offer to Purchase.

                       The Depositary for the Offer is:

                   ChaseMellon Shareholder Services, L.L.C.

         By Mail:           By Overnight Delivery:             By Hand:
       P.O. Box 3301          85 Challenger Road          120 Broadway, 13th
South Hackensack, NJ 07606      Mail Drop-Reorg                  Floor
Attn: Reorganization       Ridgefield Park, NJ 07660      New York, NY 10271
Department              Attn: Reorganization Department  Attn: Reorganization
                                                              Department

                           By Facsimile Transmission
                       (for Eligible Institutions only):
                                (201) 296-4293

                        Confirm Facsimile By Telephone:
                                (201) 296-4860

                               ----------------

  DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

  This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

  The undersigned hereby tenders to GN Acquisition Corporation, a Delaware corporation ("Purchaser") and an indirect wholly owned subsidiary of GN Great Nordic Ltd., upon the terms and subject to the conditions set forth in the Offer to Purchase dated October 11, 2000 (the "Offer to Purchase") and the related Letter of Transmittal (which together constitute the "Offer"), receipt
of which is hereby acknowledged,        shares of common stock, par value
$0.001 per share (the "Shares"), of Hello Direct, Inc., a Delaware corporation, pursuant to the guaranteed delivery procedure set forth in
Section 3 of the Offer to Purchase.

Certificate Nos. (if available):                        SIGN HERE

_____________________________________     _____________________________________
                                                Signature(s) of Holder(s)
_____________________________________
                                          Dated: ______________________________
If Shares will be delivered by book-
entry transfer:                           Name(s) of Holder(s):

Account No. _________________________     _____________________________________
at The Depository Trust Company                   Please type or print

                                          _____________________________________
                                                         Address

                                          _____________________________________
                                                                       Zip Code

                                          _____________________________________
                                             Area Code and Telephone Number

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

                                   GUARANTEE

                   (Not to be used for signature guarantee)

  The undersigned, a firm which is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States, guarantees (a) that the above named person(s) "own(s)" the Shares tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, (b) that such tender of Shares complies with Rule 14e-4 and (c) to deliver to the Depositary the Shares tendered hereby, together with a properly completed and duly executed Letter(s) of Transmittal (or facsimile(s) thereof) or, in the case of a book-entry transfer, an Agent's Message (as defined in the Offer to Purchase) in lieu of the Letter of Transmittal, and any other required documents, all within three Nasdaq Stock Market's National Market trading days of the date hereof.

-------------------------------------     -------------------------------------
            Name of Firm                          Authorized Signature

-------------------------------------     -------------------------------------
               Address                                    Title

-------------------------------------     Name: _______________________________
                             Zip Code             Please type or print

-------------------------------------     Dated: ______________________________
   Area Code and Telephone Number

               DO NOT SEND SHARE CERTIFICATES WITH THIS NOTICE.
      SHARE CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.


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